Exhibit 99.1

news release

Encana completes sale of non-core San Juan asset; reaffirms commitment to $1.25 billion share buyback in 2019

Calgary, Alberta (December 27, 2018) TSX, NYSE: ECA

Encana Corporation (Encana) announced today that its wholly-owned subsidiary, Encana Oil & Gas (USA) Inc., has completed the previously announced sale of its San Juan asset in New Mexico to Denver-based DJR Energy.

“This transaction continues our track record of unlocking value from non-core assets,” said Doug Suttles, Encana President & CEO. “The proceeds from this sale add to our financial strength and strongly support our commitment to our $1.25 billion share buyback and 25 percent increase to the dividend in 2019.”

Following the expected close of its announced strategic combination with Newfield Exploration Company (Newfield), Encana is committed to completing a $1.25 billion share buyback in 2019. Encana’s planned share buyback and previously announced 25 percent increase to its dividend following closing of the transaction with Newfield, highlight the quality of its business and commitment to return capital to shareholders.

The sale of Encana’s non-core San Juan asset includes approximately 182,000 net acres and represents the company’s total land position in the play. In 2017, the asset delivered average production of approximately 5,400 barrels of oil equivalent per day including 3,900 barrels per day of liquids. The transaction has an effective date of April 1, 2018.

Encana’s planned share buyback is subject to receipt of regulatory approvals, stock exchange rules and securities laws and may be made through purchases in the open market or other permitted means.

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Encana is a leading North American energy producer that is focused on developing its strong portfolio of resource plays, held directly and indirectly through its subsidiaries, producing oil, natural gas liquids (NGLs) and natural gas. By partnering with employees, community organizations and other businesses, Encana contributes to the strength and sustainability of the communities where it operates. Encana common shares trade on the Toronto and New York stock exchanges under the symbol ECA.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS – This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

In connection with the proposed transaction between Encana and Newfield, Encana has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary Joint Proxy Statement of Encana and Newfield that also constitutes a preliminary Prospectus of Encana (the “Joint Proxy Statement/Prospectus”). Encana and Newfield plan to mail to their respective shareholders the definitive Joint Proxy Statement/Prospectus in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF ENCANA AND NEWFIELD ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENCANA, NEWFIELD, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Encana and Newfield through the website maintained by the SEC at www.sec.gov. Investors will also be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with Canadian securities regulatory authorities by Encana, through the website maintained by the Canadian Securities Administrators at www.sedar.com. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC and Canadian securities regulatory authorities on Encana’s website at www.encana.com or by contacting Encana’s Corporate Secretary.

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Copies of the documents filed with the SEC by Newfield will be available free of charge on Newfield’s website or by contacting investor relations.

PARTICIPANTS IN THE MERGER SOLICITATION – Encana, Newfield and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Encana and the stockholders of Newfield in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the definitive Joint Proxy Statement/Prospectus described above when it is filed with the SEC and Canadian securities regulatory authorities. Additional information regarding Encana’s directors and executive officers is also included in Encana’s Notice of Annual Meeting of Shareholders and 2018 Proxy Statement, which was filed with the SEC and Canadian securities regulatory authorities on March 23, 2018, and information regarding Newfield’s directors and executive officers is also included in Newfield’s 2018 Proxy Statement, which was filed with the SEC on March 29, 2018. These documents are available free of charge as described above.

ADVISORY REGARDING OIL AND GAS INFORMATION – The conversion of natural gas volumes to barrels of oil equivalent (BOE) is on the basis of six thousand cubic feet to one barrel. BOE is based on a generic energy equivalency conversion method primarily applicable at the burner tip and does not represent economic value equivalency at the wellhead. Readers are cautioned that BOE may be misleading, particularly if used in isolation.

ADVISORY REGARDING FORWARD-LOOKING STATEMENTS – This communication contains certain forward-looking statements or information (collectively, FLS) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. FLS include: financial strength of the company; commitment to capital returns to shareholders; timing of closing of the Newfield transaction; expectation that closing conditions, including shareholder approvals, will be satisfied; anticipated share buyback following closing, receipt of regulatory approvals, timing of completion, form of purchases and funding thereof; and planned increase to dividend following closing. Readers are cautioned against unduly relying on FLS which, by their nature, involve numerous assumptions, risks and uncertainties that may cause such statements not to occur, or results to differ materially from those expressed or implied. These assumptions include: assumptions contained in Encana’s corporate guidance and five-year plan; ability to satisfy closing conditions, regulatory and shareholder approvals; assumed number of issued and outstanding shares of Encana and Newfield; future commodity prices and differentials; data contained in key modeling statistics; effectiveness of Encana’s drive to productivity and efficiencies; results from innovations; enforceability of transaction agreements; and expectations and projections made in light of, and generally consistent with, Encana’s historical experience and its perception of historical trends, including with respect to the pace of technological development, benefits achieved and general industry expectations. Risks and uncertainties that may affect these business outcomes include: integration of Encana and Newfield; ability to recognize anticipated benefits from the combination of Encana and Newfield; ability to obtain required approvals for the transaction and timing thereof; risk that the conditions to the transaction are not satisfied on a timely basis or at all; risks relating to the value of the Encana common shares to be issued in connection with the transaction; disruption to Encana’s and Newfield’s respective businesses as a result of the transaction; variability and discretion of Encana’s board of directors to declare and pay dividends, if any; variability in the amount, number of shares and timing of purchases, if any, under the share buyback; commodity price volatility; counterparty and credit risk; impact of a downgrade in a credit rating and access to sources of liquidity; risks inherent in Encana’s corporate guidance and five-year plan; failure to achieve cost and efficiency initiatives; and other risks and uncertainties impacting Encana’s business, as described in its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and as described from time to time in Encana’s other periodic filings as filed on SEDAR and EDGAR.

Although Encana believes the expectations represented by such FLS are reasonable, there can be no assurance that such expectations will prove to be correct. Readers are cautioned that the assumptions, risks and uncertainties referenced above are not exhaustive. FLS are made as of the date of this news release and, except as required by law, Encana undertakes no obligation to update publicly or revise any FLS. FLS contained in this news release are expressly qualified by these cautionary statements.

Further information on Encana Corporation is available on the company’s website, www.encana.com, or by contacting:

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Investor contact: Corey Code Vice-President, Investor Relations (403) 645-4606 Patti Posadowski Sr. Advisor, Investor Relations (403) 645-2252	Media contact: Simon Scott Vice-President, Communications (403) 645-2526 Jay Averill Director, External Communications (403) 645-4747

SOURCE: Encana Corporation

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